UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
__________________________________________

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

October 4, 2004
Date of report (date of earliest event reported)

    FOREST LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5438 (Commission File Number)	11-1798614 (I.R.S. Employer Identification Number)

909 Third Avenue New York, New York (Address of principal executive offices)		10022-4731 (Zip code)

(212) 421-7850
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 4, 2004, the Registrant issued a press release announcing that results of operations for the quarter ended September 30, 2004 are expected to exceed consensus estimates. The Registrant also indicated that, in the absence of a generic version of Celexa during its fiscal third quarter ending December 31, 2004 (as to which there can be no assurance), earnings per share for that quarter are also expected to exceed the current mean estimate. A copy of the press release is included with this report as Exhibit 1.

Item 9.01. Financial Statements, Pro-Forma Financial Information and Exhibits

(c) Exhibit 1. Press release of Forest Laboratories, Inc. dated October 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2004

Forest Laboratories, Inc.
(Registrant)

/s/ Francis I. Perier
Francis I. Perier
Senior Vice President - Finance and
Chief Financial Officer